AMENDMENT NO. 3 TO

                   MANAGEMENT AGREEMENT (INSTITUTIONAL CLASS)


         THIS AMENDMENT NO. 3 TO MANAGEMENT AGREEMENT (INSTITUTIONAL CLASS) is made as of the 31st day of December, 2002, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American Century Investment Management, Inc., a Delaware corporation (the "Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

         WHEREAS, the Companies and the Investment Manager are parties to a certain Management Agreement (Institutional Class) dated August 1, 1997, amended by Amendment No. 1 dated August 1, 2001 and Amendment No. 2 dated March 1, 2002 ("Agreement"); and

         WHEREAS, American Century Municipal Trust has added an Institutional Class of share for Tax-Free Bond Fund; and

         WHEREAS, American Century Municipal Trust desires to become a party to the Agreement; and

         WHEREAS, the parties desire to amend the Agreement to add American Century Municipal Trust and Tax-Free Bond Fund.

         NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

                  1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

                  2. After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 3.

                  3. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

                  4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


                                    AMERICAN CENTURY INVESTMENT TRUST
                                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                    AMERICAN CENTURY MUNICIPAL TRUST



                                    By:  ______________________________
                                    Name:  Charles A. Etherington
                                    Title: Vice President of each



                                    Attest: ______________________________
                                    Name: Janet A. Nash
                                    Title:  Assistant Secretary of each


                                    AMERICAN CENTURY INVESTMENT
                                    MANAGEMENT, INC.



                                    By:  ______________________________
                                    Name:  David C. Tucker
                                    Title:    Senior Vice President



                                    Attest: ______________________________
                                    Name:  Janet A. Nash
                                    Title:   Assistant Secretary

                                 Exhibit A

              Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                               Date

American Century Quantitative Equity Funds
         Equity Growth Fund                                       August 1, 1997
         Income & Growth Fund                                     August 1, 1997
         Small Cap Quantitative Fund                                July 1, 1998

American Century Investment Trust
         Diversified Bond Fund                                    August 1, 2001

American Century Government Income Trust
         Inflation-Adjusted Bond Fund                              March 1, 2002

American Century Municipal Trust
         Tax-Free Bond Fund                                    December 31, 2002



Dated:  December 31, 2002

                                    Exhibit B

                          Series Investment Categories

Investment Category                 Series

Bond Funds                          Diversified Bond Fund
                                    Inflation-Adjusted Bond Fund
                                    Tax-Free Bond Fund

Investment Category                 Series

Equity Funds                        Equity Growth Fund
                                    Income & Growth Fund
                                    Small Cap Quantitative Fund

Investment Category                 Series

Money Market Funds                  none


Dated:  December 31, 2002

                                    Exhibit C

              Investment Category Fee Schedules: Money Market Funds

                                Schedule 1 Funds:
                                      none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2500%
                           Next $1 billion                    0.2070%
                           Next $3 billion                    0.1660%
                           Next $5 billion                    0.1490%
                           Next $15 billion                   0.1380%
                           Next $25 billion                   0.1375%
                           Thereafter                         0.1370%


                                Schedule 2 Funds:
                                      none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2700%
                           Next $1 billion                    0.2270%
                           Next $3 billion                    0.1860%
                           Next $5 billion                    0.1690%
                           Next $15 billion                   0.1580%
                           Next $25 billion                   0.1575%
                           Thereafter                         0.1570%


                                Schedule 3 Funds:
                                      none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3700%
                           Next $1 billion                    0.3270%
                           Next $3 billion                    0.2860%
                           Next $5 billion                    0.2690%
                           Next $15 billion                   0.2580%
                           Next $25 billion                   0.2575%
                           Thereafter                         0.2570%

                                Schedule 4 Funds:
                                      none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2300%
                           Next $1 billion                    0.1870%
                           Next $3 billion                    0.1460%
                           Next $5 billion                    0.1290%
                           Next $15 billion                   0.1180%
                           Next $25 billion                   0.1175%
                           Thereafter                         0.1170%


                       Category Fee Schedules: Bond Funds

                                Schedule 1 Funds:
                          Inflation-Adjusted Bond Fund
                               Tax-Free Bond Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.2800%
                           Next $1 billion                    0.2280%
                           Next $3 billion                    0.1980%
                           Next $5 billion                    0.1780%
                           Next $15 billion                   0.1650%
                           Next $25 billion                   0.1630%
                           Thereafter                         0.1625%


                                Schedule 2 Funds:
                                      none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3100%
                           Next $1 billion                    0.2580%
                           Next $3 billion                    0.2280%
                           Next $5 billion                    0.2080%
                           Next $15 billion                   0.1950%
                           Next $25 billion                   0.1930%
                           Thereafter                         0.1925%

                       Category Fee Schedules: Bond Funds
                                   (continued)

                                Schedule 3 Funds:
                                      none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.3600%
                           Next $1 billion                    0.3080%
                           Next $3 billion                    0.2780%
                           Next $5 billion                    0.2580%
                           Next $15 billion                   0.2450%
                           Next $25 billion                   0.2430%
                           Thereafter                         0.2425%


                                Schedule 4 Funds:
                                      none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.6100%
                           Next $1 billion                    0.5580%
                           Next $3 billion                    0.5280%
                           Next $5 billion                    0.5080%
                           Next $15 billion                   0.4950%
                           Next $25 billion                   0.4930%
                           Thereafter                         0.4925%

                                Schedule 5 Funds:
                              Diversified Bond Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.4100%
                           Next $1 billion                    0.3580%
                           Next $3 billion                    0.3280%
                           Next $5 billion                    0.3080%
                           Next $15 billion                   0.2950%
                           Next $25 billion                   0.2930%
                           Thereafter                         0.2925%

                                Schedule 6 Funds:
                                      none

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.6600%
                           Next $1 billion                    0.6080%
                           Next $3 billion                    0.5780%
                           Next $5 billion                    0.5580%
                           Next $15 billion                   0.5450%
                           Next $25 billion                   0.5430%
                           Thereafter                         0.5425%

                      Category Fee Schedules: Equity Funds

                                Schedule 1 Funds:
                               Equity Growth Fund
                              Income & Growth Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.5200%
                           Next $5 billion                    0.4600%
                           Next $15 billion                   0.4160%
                           Next $25 billion                   0.3690%
                           Next $50 billion                   0.3420%
                           Next $150 billion                  0.3390%
                           Thereafter                         0.3380%

                                Schedule 2 Funds:
                           Small Cap Quantitative Fund

                           Category Assets                    Fee Rate
                           ---------------                    --------
                           First $1 billion                   0.7200%
                           Next $5 billion                    0.6600%
                           Next $15 billion                   0.6160%
                           Next $25 billion                   0.5690%
                           Next $50 billion                   0.5420%
                           Next $150 billion                  0.5390%
                           Thereafter                         0.5380%


Dated:  December 31, 2002

                                       D-1
                                    Exhibit D

                              Complex Fee Schedule

                           Complex Assets                     Fee Rate
                           --------------                     --------
                           First $2.5 billion                 0.1100%
                           Next $7.5 billion                  0.1000%
                           Next $15.0 billion                 0.0985%
                           Next $25.0 billion                 0.0970%
                           Next $50.0 billion                 0.0960%
                           Next $100.0 billion                0.0950%
                           Next $100.0 billion                0.0940%
                           Next $200.0 billion                0.0930%
                           Next $250.0 billion                0.0920%
                           Next $500.0 billion                0.0910%
                           Thereafter                         0.0900%


Dated:  December 31, 2002